UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023 (June 8, 2023)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street,
Suite 1700, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (888) 611-9888

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is filed as an amendment to the Current Report on Form 8-K of Distribution Solutions Group, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 9, 2023 (the “Initial Report”) relating to the acquisition of all of the issued and outstanding capital stock of HIS Company, Inc., a Texas corporation (“Hisco”) from HIS Company, Inc. Employee Stock Ownership Trust (the “Seller”), consummated on June 8, 2023 pursuant to that certain Stock Purchase Agreement, dated March 30, 2023, by and among the Company, Hisco, Seller, which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of the Seller, and Ellis Moseley, solely in his capacity as the representative of the Seller.

This Amendment is filed solely to provide, and amends the Initial Report to include, the historical financial statements of Hisco and its subsidiaries, and the pro forma financial information of the Company and Hisco that are required by and described in parts (a) and (b) of Item 9.01 below. As required by Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the Company has set forth the complete text of Item 9.01, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Hisco and its subsidiaries as of and for the years ended October 31, 2022 and 2021, the notes to the audited consolidated financial statements and the independent auditor’s report of Weaver and Tidwell, L.L.P., independent auditor to Hisco, related thereto are filed as Exhibit 99.2 hereto and are hereby incorporated herein by reference.

The unaudited condensed consolidated financial statements of Hisco and its subsidiaries as of and for the three and six months ended June 30, 2023 were included in the Company’s consolidated financial statements as of and for the three and six months ended June 30, 2023 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2023.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Hisco as of and for the year ended December 31, 2022 and the notes related thereto are filed as Exhibit 99.3 hereto and are hereby incorporated herein by reference.

(d) Exhibits. The following documents have been filed as exhibits to this report, except for Exhibit 99.1 which has been furnished as an exhibit to this report, and are incorporated by reference herein as described above.

Exhibit No.	Exhibit Description

2.1*	Stock Purchase Agreement, dated as of March 30, 2023, by and among HIS Company, Inc., Distribution Solutions Group, Inc., HIS Company, Inc. Employee Stock Ownership Trust, which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of HIS Company, Inc. Employee Stock Ownership Trust, and Ellis Moseley, solely in his capacity as the representative of HIS Company, Inc. Employee Stock Ownership Trust (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed March 31, 2023).

10.1*	Amended and Restated Credit Agreement, dated as of June 8, 2023, by and among the Company Products, Inc., the subsidiaries of the Company Products, Inc. party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Initial Report).

23.1	Consent of Weaver and Tidwell, L.L.P.

99.1	Press Release issued by the Company on June 8, 2023 (incorporated herein by reference to Exhibit 99.1 to the Initial Report).

99.2	Audited Consolidated Financial Statements of Hisco and its subsidiaries as of and for the fiscal years ended October 31, 2022 and 2021, the notes related thereto and the Independent Auditor’s Report of Weaver and Tidwell, L.L.P. related thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company and Hisco as of and for the year ended December 31, 2022 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: August 24, 2023	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President and Chief Financial Officer